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                                                                   EXHIBIT 10.32

                    COMPOSITE REGISTRATION RIGHTS AGREEMENT
                    ---------------------------------------


          REGISTRATION RIGHTS AGREEMENT originally dated as of March 6, 1998 (the "Effective Date") between Exigent Diagnostics, Inc., a Delaware corporation (the "Company"), and each Investor executing a copy hereof (each a "Stockholder"; collectively, are the "Stockholders"), as amended on February 17, 1999 ("Agreement").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company sold to the Stockholders shares of common stock, $.01 par value per share (the "Common Stock"), all upon the terms set forth in the Company's Confidential Private Placement Memorandum dated January 29, 1998 (as subsequently amended, the "Memorandum") (the "Purchase Shares");

          WHEREAS, to induce the Stockholders to purchase the Purchase Shares, the Company has agreed to register shares of Common Stock pursuant to the terms and conditions set forth below; and

          WHEREAS, on February 17, 1999, the Registration Rights Agreement was amended pursuant to the terms hereof;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements made herein, and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:

     1.   Definitions.  As used herein, unless the context otherwise requires,
          -----------
the following terms have the following respective meanings:

          "Affiliate" has the meaning set forth in Rule 12b-2 under the Exchange Act.

          "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Common Stock" has the meaning set forth in the first WHEREAS clause of the Recitals.

          "Demand" has the meaning set forth in Section 2.1.1.
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          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such subsequent similar federal statute.

          "Initial Public Offering" means the first offering of securities registered with the Commission under the Securities Act.

          "Joint Stockholders" means the Stockholders who are or may from time to time become a party to this Agreement, together with the "Stockholders" who are or may from time to time become a party to the Prior Agreement.

          "Participating Holder" has the meaning set forth in Section 2.1.4.

          "Person" means any individual, partnership, joint venture, corporation, trust. unincorporated organization, government or department or agency of a government.

          "Placement Agent" means Spencer Trask Securities Incorporated.

          "Prior Agreement" means that certain Registration Rights Agreement executed by the Company and each Person who purchased Common Stock pursuant to the Prior Offering.

          "Prior Offering" means the Company's initial private placement of Common Stock through the Placement Agent.

          "Public Offering" means a public offering of the securities registered with the Commission under the Securities Act.

          "Registrable Common Securities" means the Purchase Shares, together with any other shares of Common Stock purchased by any Joint Stockholder in the Prior Offering.

          "Registrable Securities" means collectively the Registrable Common Securities and any other securities issuable in connection therewith or in replacement thereof by way of a dividend, distribution, recapitalization, exchange, merger, consolidation or other reorganization. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall be permitted to be sold by, and in compliance with, Rule 144 (or any successor provision) promulgated under the Securities Act (unless the Placement Agent and the Company consent to their being considered "Registrable Securities" notwithstanding their ability to sell such securities by, and in compliance with, Rule 144 (or any successor provision) or (c) they shall have ceased to be outstanding.

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          "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and counsel for the Participating Holders comprising not more than one outside law firm which shall be selected by the Participating Holders of a majority of the Registrable Securities sought to be registered in such registration ("Selling Stockholder Counsel"), and of the Company's independent public accountants, including the expenses of "comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities.

          "Securities Act" means the Securities Act of 1933, as amended, or any subsequent similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any such subsequent similar federal statute.

     2.   Registration Rights.
          -------------------

          2.1  Initial Registration and Registration on Demand.
               -----------------------------------------------

               2.1.1  Initial Registration. In the event the Company shall
                      --------------------
complete an Initial Public Offering of its securities prior to the fifth (5th) anniversary of the Final Closing Date (as defined in the Memorandum), the Company shall, subject to and in accordance with the terms, conditions, procedures and requirements set forth herein, cause to be filed and take all commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities not later than 360 days after the closing of such Initial Public Offering, or such later date as shall be negotiated on behalf of the Joint Stockholders by the Placement Agent, the Company and any underwriter for such Initial Public Offering as shall be determined by the terms hereof (the "Holdback Period"); provided, however, that a holder of Registrable Securities may inform the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such registration.

               2.1.2.  Demand. In the event that by the fifth (5th) anniversary
                       ------
of the Effective Date the Company has not yet completed an Initial Public Offering, subject to Section 2.1.7, upon the written request (the "Demand") of the holders of a majority of Registrable Securities that the Company effect the registration under the Securities Act of all or part of the Registrable Securities, the Company shall cause to be filed, and shall take all commercially reasonable actions to effect, as soon as practicable and in any event, subject to the reasonable

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cooperation of the Joint Stockholders, within 120 days after the Demand is received from the Joint Stockholders, the registration under the Securities Act, of the Registrable Securities which the Company has been so requested to register by the Joint Stockholders. Whenever the Company shall effect a registration pursuant to Section 2.1 in connection with an underwritten Public Offering by the Joint Stockholders of Registrable Securities, holders of securities of the Company who have "piggyback" registration rights may include all or a portion of such securities in such registration, offering or sale. If the managing underwriter of any such Public Offering shall inform the Company by letter of its belief that the number or type of securities of the Company requested by holders of the securities of the Company other than the Joint Stockholders to be included in such registration would materially and adversely affect the underwritten Public Offering, then the Company shall include in such registration, to the extent of the number and type of securities which the Company is so advised can be sold in (or during the time of) such Public Offering, first, all of the Registrable Securities specified by the Joint Stockholders in the Demand and second, for each holder of the Company's securities other than the Joint Stockholders, the fraction of each holder's securities proposed to be registered which is obtained by dividing (i) the number of the securities of the Company that such holder proposes to include in such registration by (ii) the total number of securities proposed to be included in such registration by all holders other than the Joint Stockholders. Prior to such registration being declared effective, the Joint Stockholders holding a majority of the Registrable Securities requesting such Demand registration may withdraw such Demand registration, subject to the provisions of Section 2.1.4 below.

          2.1.3.  Registration Statement Form.  Registrations under this Section
                  ---------------------------
2.1 shall be on such appropriate registration form of the Commission as shall be selected by the Company. The Company shall include in any such registration statement all information which. in the opinion of counsel to the Company, is required to be included.

          2.1.4.  Expenses.  The Company shall pay the Registration Expenses in
                  --------
connection with any registration effected pursuant to this Section 2.1, other than underwriting discounts and selling commissions relating to the sale or disposition of Registrable Securities. if the registration pursuant to Section
2.1.2 is withdrawn at the request of a majority of the Joint Stockholders requesting registration and if such Joint Stockholders elect not to have such registration count as its Demand registration under Section 2.1.2, the Joint Stockholders shall pay all the Registration Expenses of such registration, other than the fees and expenses of counsel to the Company or of any other holder of Common Stock participating in the registration (a "Participating Holder"). At no time shall the Joint Stockholders be required to pay the underwriting discounts or selling commissions relating to the sale or disposition of shares of Common Stock by other Persons, or the fees and expenses of any Participating Holder's or the Company's counsel, except as required by Section 2.6.2 below.

          2.1.5.  Effective Registration Statement.  A registration requested
                  --------------------------------
pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, such registration is

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interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and has not thereafter become effective, or (iii) in the case of an underwritten Public Offering, if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived.

          2.1.6.  Selection of Underwriters.  In connection with each
                  -------------------------
underwritten Public Offering, (a) the Company shall promptly select the managing underwriter subject to the approval of the Joint Stockholders (by the holders of a majority of the Registrable Securities sought to be registered by the Participating Holders), which approval shall not be unreasonably withheld, delayed or conditioned by the Joint Stockholders, and (b) if they so desire, the Joint Stockholders shall promptly (by the holders of a majority of the Registrable Securities sought to be registered by the Participating Holders in such Demand) select the co-managing underwriter subject to the approval of the Company (which approval shall not be unreasonably withheld, delayed or conditioned by the Company).

          2.1.7.  Limitations on Registration.  The Company shall not be
                  ---------------------------
required to file a registration statement pursuant to this Section 2.1(a) which would become effective within (i) the Holdback Period, or such shorter period as agreed to by the lead managing underwriter for the Company's Initial Public Offering, following the effective date of a registration statement filed by the Company with the Commission pertaining to an Initial Public Offering for the account of the Company, provided that no other holder of the Company's securities shall have been permitted to participate in such Initial Public Offering, or (ii) 120 days following the effective date of a registration statement (other than a registration statement filed on Form S-4 or S-8) filed by the Company with the Commission pertaining to any subsequent Public Offering for the account of the Company or another holder of securities of the Company if the Joint Stockholders were afforded the opportunity to include all of its Registrable Securities in such subsequent registration pursuant to Section 2.2, or (b) if it would violate any restriction or prohibition requested by any managing underwriter for the Company's Initial Public Offering. In no event shall the Company be required to effect more than one (1) registration pursuant to Section 2.1.1 and one (1) registration pursuant to Section 2.1.2. Notwithstanding the foregoing, if, in the good faith determination of the Company's Board of Directors, a registration would adversely affect certain activities of the Company to the material detriment of the Company, then the Company may at its option direct that such registration be delayed for a period not in excess of 90 days in the aggregate from the date of the Company's receipt of the Demand or from the first date upon which the Company is required to effect the registration contemplated by Section 2.1.1, as applicable (the "Period of Delay"); provided, however, if there shall occur any such delay in the registration hereunder, then the holders of the Registrable Securities shall be entitled, (i) for a period of thirty (30) days after the Period of Delay, to effect a Demand registration under Section 2.1.2 prior to any other holder of registration rights (other than SmithKline Beecham Corporation, its affiliates and their permitted transferees, as to which the rights hereunder shall be pari
                                                                           ----
pasu) or prior to a registered Public Offering by the Company (other than such a
----
Public Offering by the Company on Form S-4 or S-8), and (ii) to effect a registration under Section 2.

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1.1 prior to any other holder of registration rights (other than SmithKline
Beecham Corporation, its affiliates and their permitted transferees, as to which the rights hereunder shall be pari pasu) or prior to a registered Public
                              ---- ----
Offering by the Company (other than such a Public Offering by the Company on Form S-4 or S-8).

                  2.1.8 Notwithstanding anything in this Agreement to the contrary, the Company shall not have any obligation to file a registration statement or otherwise effect a registration pursuant to this section until one year after the Initial Public Offering.

          2.2  Piggyback Registration.
               ----------------------

                  2.2.1.  Right to Include Registrable Securities.  If the
                          ---------------------------------------
Company at any time after the Initial Public Offering proposes to register any of its securities under the Securities Act by registration on Forms S- 1, S-2, S-3) or any successor or similar form(s) (except registrations on such Forms or similar forms solely for registration of securities in connection with (i) an employee benefit plan or dividend reinvestment plan or a merger or consolidation or (ii) debt securities which are not convertible into Common Stock), whether or not for sale for its own account, it shall each such time give written notice to the Joint Stockholders of its intention to do so at least 30 days prior to the anticipated filing date of a registration statement with respect to such registration with the Commission. Upon the written request of the Joint Stockholders made as promptly as practicable and in any event within 10 business days after the receipt of any such notice, which request shall specify the Registrable Securities intended to be disposed of by the Joint Stockholders, the Company shall use commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Joint Stockholders; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Joint Stockholders and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, provided, however, that the Joint Stockholders may request that such registration be effected as a registration under Section 2.1.2 hereof if such registration right was then available to the Joint Stockholders under Section 2.1.2 hereof) and
(ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. The Company shall pay all Registration Expenses in connection with registration of Registrable Securities requested pursuant to Section 2.2, other than underwriting discounts and selling commissions relating to the sale or disposition of Registrable Securities.

                  2.2.2.  Priority in Piggyback Registrations. Priority in
                          -----------------------------------  -----------
Piggyback Registrations. Notwithstanding anything in Section 2.2.1 above to the
-----------------------
contrary, if the managing underwriter of any underwritten Public Offering shall inform the Company by letter of its belief that the number or type of Registrable Securities requested to be included in such registration would materially and adversely affect such Public Offering, then the Company shall promptly notify the Joint Stockholders of such fact. If the managing underwriter does not agree to include

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all (or such lesser amount as the Joint Stockholders shall, in their discretion, agree to) of the number of the Registrable Securities initially requested by the Joint Stockholders to be included in such registration, then the Company shall include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such Public
Offering first, all securities proposed by the Company to be sold for its account, if the Company initiated such registration, or by the holder of securities or initiated such demand registration, if any, second, for each Initial Stockholder (other than the Waiving Initial Stockholders), the fraction of such Initial Stockholder's securities proposed to be registered which is obtained by dividing (i) the number of the securities of the Company that such Initial Stockholder proposes to include in such registration by (ii) the total number of securities proposed to be sold in such Public Offering by all such Initial Stockholders, and third, for each of the Stockholders signatory hereto, the Waiving Initial Stockholders and any other holders of contractual registration rights, if any, the fraction of such holder's securities proposed to be registered which is obtained by dividing (i) the number of the securities of the Company that such holder proposes to include in such registration by (ii) the total number of securities proposed to be sold in such Public Offering by all such Stockholders signatory hereto, all such Waiving Initial Stockholders and all such other holders of contractual registration rights. As used herein, the term "Initial Stockholders" means each Person who prior to the date hereof was a party to that certain Stockholders' Agreement dated as of December 4, 1996 and relating to the Company, and each such Person's successors and assigns. As used herein, the term "Waiving Initial Stockholders" means those Initial Stockholders who agree to waive their order of priority set forth in Section
2.2.2 of the Prior Agreement and agree to rank pari passu in order of priority in regards to piggyback registration rights with the Stockholders signatory hereto.

          2.3  Registration Procedures.
               -----------------------

                  2.3.1. In connection with the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company shall as promptly as practicable:

                         (i)   prepare and file with the Commission the
requisite registration statement to effect such registration and thereafter use commercially reasonable efforts to cause such registration statement to become and remain effective;

                         (ii)  prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for 180 days or such shorter period as may be required for the disposition of all of such Registrable Securities by the underwriters;

                         (iii) furnish to the Joint Stockholders such number of
conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such number of copies of such other documents as the Joint Stockholders may reasonably request;

                    (iv) use commercially reasonable efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or Blue Sky laws of such States of the United States of America where an exemption is not available and as the Joint Stockholders shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action which may reasonably be necessary or advisable to enable the Joint Stockholders to consummate the disposition in such jurisdictions of the Registrable Securities to be sold by the Joint Stockholders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign Company in any jurisdiction wherein it would not, but for the requirements of this paragraph (iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                    (v) use commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Joint Stockholders to consummate the disposition of such Registrable Securities in accordance with their intended method of disposition;

                    (vi) furnish to the Joint Stockholders, (x) an opinion of outside counsel for the Company, and (y) a copy of a "comfort" letter addressed to the Company and/or any managing underwriter signed by the certified independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, each covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountant's comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's comfort letters delivered to the underwriters in underwritten Public Offerings of securities (and dated the dates such opinions and comfort letters are customarily dated);

                    (vii) notify the Joint Stockholders when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the Joint Stockholders to use its best efforts to promptly prepare and furnish to the Joint Stockholders such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                    (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security-holders, as soon as reasonably practicable, an earnings statement meeting the requirements of Section 11(a) of the Securities Act, which the Company shall be entitled to satisfy by complying with the requirements of Rule 158 promulgated thereunder, and promptly famish a copy of the same to the Joint Stockholders;

                    (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                    (x) use commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any national securities exchange or over-the-counter market, if any, on which Registrable Securities of the same class, and if applicable, series, covered by such registration statement are then listed.

          The Joint Stockholders agree that upon receipt of any notice from the Company of the happening of an event of the kind described in Section 2.3.1
(vii), the Joint Stockholders shall forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Joint Stockholders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3.1(vii).

          2.4  Underwritten Offerings.
               ----------------------

                  2.4.1.  Requested Underwritten Offerings.  If requested by the
                          --------------------------------
underwriters for any underwritten Public Offering by the Joint Stockholders pursuant to a registration requested under Section 2.1, the Company shall enter into an underwriting agreement with such underwriters for such Public Offering, such agreement to be reasonably satisfactory in substance and form to the Company, the Joint Stockholders and the underwriters, and to contain such representations and warranties by the Company and the Joint Stockholders and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6 or as are generally prevailing in agreements of that type. The Joint Stockholders shall cooperate with the Company in the negotiation of the underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form and substance thereof. The Joint Stockholders shall be a party to such underwriting agreement. The Joint Stockholders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Joint Stockholders, the Joint

Stockholders' Registrable Securities, the Joint Stockholders' intended method of distribution and any other representations or warranties required by law or customarily given by selling shareholders in an Underwritten Public Offering or as reasonably required by the managing underwriter of the Public Offering of Registrable Securities.

               2.4.2.  Piggyback Underwritten Offerings. If the Company proposes
                       --------------------------------
to register any of its securities under the Securities Act as contemplated by
Section 2.2 and such securities are to be distributed by or through one or more underwriters, subject to the other provisions of Section 2.2.2 the Company shall, if requested by the Joint Stockholders such underwriters to include all the Registrable Securities to be offered and sold by the Joint Stockholders among the securities of the Company to be distributed by such underwriters. The Joint Stockholders shall become a party to the underwriting agreement negotiated between the Company and such underwriters. The Joint Stockholders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Joint Stockholders, the Joint Stockholders' Registrable Securities and the Joint Stockholders' intended method of distribution or any other representations or warranties required by law or customarily given by selling shareholders in an underwritten Public Offering or as reasonably required by the managing underwriter of the Public Offering of Registrable Securities.

               2.4.3.  Holdback Agreements.
                       -------------------

                       (i) In connection with any underwritten offering of securities registered under the Securities Act, including the Initial Public Offering, each Joint Stockholder agrees, for the benefit of the Company and the underwriters of an Initial Public Offering, without the prior written consent of Careside, that he or it will not, during the period commencing on the date the registration statement is first filed with the Commission and ending one year after the date of the final prospectus relating to such offering, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, shares of Common Stock which are currently owned (beneficially or of record) by it, any other shares of Common Stock as to which record or beneficial ownership may hereafter be acquired by him or it, or any securities convertible into or exercisable or exchangeable for Common Stock, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the transfer of shares of Common Stock or other securities by a Joint Stockholder as a gift or gifts, and (B) the transfer of shares of Common Stock or other securities of Careside by a Joint Stockholder to his or its affiliates, as such term is defined in Rule 405 under the Securities Act; provided, that, in the case of clause (A) or (B) above, the recipient(s), donee(s) or transferee(s), respectively, agrees in writing as a condition precedent to such issuance, gift or transfer to be bound by an agreement setting forth the terms of this Agreement.

                       (ii) If any registration of Registrable Securities shall be in connection with an underwritten Public Offering, the Company agrees (x) if required by the underwriter or underwriters, not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than in connection with any employee stock option or other benefit plan which has been duly adopted by the Company and which provides for the distribution to participants in the plan of equity securities of the Company or securities convertible or exchangeable or exercisable for equity securities of the Company, or in connection with a merger or acquisition approved by the Board of Directors of the Company) during the

Holdback Period, or such shorter period as the managing underwriter of such Public Offering shall reasonably require, beginning on the effective date of such registration statement (except as part of such registration) and (y) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which holders of such securities agree that, if required by the underwriter or underwriters, they will not effect any public sale or distribution of any such securities during the period referred to in the foregoing clause (x), including any sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted), if such holder is participating in the Public Offering pursuant to such registration.

          2.5.  Preparation:  Reasonable Investigation.  In connection with the
                --------------------------------------
preparation and filing of any registration statement under the Securities Act in which the Joint Stockholders are or may be a selling shareholder, the Company shall give the Joint Stockholders not less than 30 days prior written notice of the preparation of such registration statement and give the Joint Stockholders and its counsel and accountants the opportunity to participate, at the Joint Stockholders' expense, in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto @provided that the Joint Stockholders shall furnish the Company with comments on any such amendment or supplement as promptly as the Company shall reasonably require), and give each of them such access to its books and records, such opportunities to discuss the business of the Company with officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Joint Stockholders' counsel, to conduct a reasonable investigation within the meaning of the Securities Act. Any expenses incurred by the Joint Stockholders in connection with any such investigation shall be borne by the Joint Stockholders other than the reasonable fees and disbursements of Selling Stockholder Counsel incurred in connection with such investigation.

          2.6.  Indemnification.
                ---------------

                   2.6.1.  Indemnification by the Company. In the event of any
                           ------------------------------
registration of any securities of the Company under the Securities Act in which the Joint Stockholders are selling shareholders, the Company shall, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Sections 2.1 or 2.2, the Participating Holders, its directors, officers, employees, agents and affiliates and, to the extent required by any underwriting agreement entered into by the Company, each other Person who participates as an underwriter in the Public Offering or sale of such securities and each other Person who controls a Participating Holder or any such underwriter within the meaning of the Securities Act, insofar as losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which thy were made not misleading,

(b) any violation by the Company, its directors, officers, employees or agents of this Agreement or any law applicable to and in connection with such registration, and the Company shall reimburse the Joint Stockholders and each such director, officer, agent or affiliate and, to the extent required by an underwriting agreement entered into by the Company, any underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding described in clauses (a) and (b); provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Participating Holders, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Participating Holders or any such director, officer, agent or affiliate or controlling Person and shall survive the transfer of such securities by the Participating Holders.

          2.6.2.  Indemnification by the Joint Stockholders.  If any Registrable
                  -----------------------------------------
Securities are included in any registration statement, the Participating Holders shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.6.1 above) the Company, each director of the Company, each officer of the Company and each employee of the Company and, to the extent required by any underwriting agreement entered into by the Participating Holders, each other Person who participates as an underwriter in the Public Offering or sale of such securities and each other Person who controls any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Participating Holders specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, in no event shall the liability of any Stockholder under this Section 2.6.2. exceed the proceeds obtained by the sale of such Stockholder's Shares in any such registration.

          2.6.3.  Notice of Claims, Etc. Promptly after receipt, by an
                  ---------------------
indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 2.6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this
Section 2.6, except to the extent that the indemnifying party is materially prejudiced by such failure. The indemnified party shall be entitled to receive the indemnification payments described in Section 2.6.6 after providing such written notice to the indemnifying party. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that the indemnifying parties may agree, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable out of pocket costs related to the indemnified party's cooperation with the indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which shall not be unreasonably withheld, delayed or conditioned. Consent of the indemnified party shall be required for the entry of any judgment or to enter into a settlement only when such judgment or settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect such claim or litigation.

          2.6.4.  Contribution.  If the indemnification provided for in this
                  ------------
Section 2.6 shall for any reason be held by a court to be unavailable to an indemnified party under Section 2.6.1 or 2.6.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Sections 2.6.1 or 2.6.2 hereof, the indemnified party and the indemnifying party under Sections 2.6.1 or 2.6.2 hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on one hand and the Joint Stockholders on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative fault of the Company on one hand and the Joint Stockholders on the other that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for' any settlement of any action or claim, effected without such Person's written consent, which consent shall not be unreasonably withheld; provided, however, in no event shall the liability of any Stockholder under this Section 2.6.4. exceed the proceeds obtained by the sale of such Stockholder's Shares in any such registration.

          2.6.5.  Other Indemnification. Indemnification and contribution
                  ---------------------
similar to that specified in the preceding paragraphs of this Section 2.6 (with appropriate modifications) shall be given by the Company and the Participating Holders with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

     3.   Rule 144.  With a view to making available the benefits of certain
          --------
rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration after an initial Public Offering, the Company agrees to:

               (a) provide information and such other assistance requested by the Joint Stockholders as is customarily provided by issuers in connection with sales of their common stock by directors or affiliates under Rule 144, promulgated under the Securities Act;

               (b) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act at all times;

               (c) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (d) deliver a written statement as to whether it has complied with such requirements of this Section, to the Joint Stockholders upon the Joint Stockholders' request.

     4.   Remedies.
          --------

               (a) If the Company fails for any reason (other than reasons relating to acts or omissions of any Shareholder) to register a Stockholder's Registrable Securities subject and pursuant to the terms and conditions of this Agreement, then, at the election of the Company, the Company shall (i) to the extent of funds legally available therefor ("Available Funds"), repurchase all of the Registrable Securities owned by all such Joint Stockholders for an amount per share equal to the sum of the average of the appraised values of the Common Stock (which shall not include any discount for minority interest) calculated by each of two independent appraisal firms, one of which shall be selected by the Placement Agent and the other of which shall be selected by the Company (the "Fair Market Value"), or (ii) provide such Joint Stockholders with the rights set forth in subsection (b) below. If the Company elects to purchase Registrable Securities pursuant to clause (i) above and the aggregate Fair Market Value of the Registrable Securities to be repurchased by the Company is greater than the amount of Available Funds, then the number of Registrable Securities that the Company shall so repurchase from each such Stockholder shall equal the product obtained by multiplying the Available Funds by a fraction, the numerator of which is the number of Registrable Securities owned by such Stockholder and the denominator of which is the total number of Registrable Securities owned by such Joint Stockholders.

               (b) If the Company elects not to repurchase all of the Registrable Securities which may be purchased pursuant to subsection (a) above, then any Joint Stockholders who thereafter continue to own shares of Common Stock and whose Registrable Securities have not been registered shall have the right to nominate a majority of the Board of Directors of the Company (including the right to remove directors as necessary to create vacancies for the election of such nominees), and the former partners of Exigent Partners, L.P., W. Vickery Stoughton and Thomas H. Grove (the "Management Stockholders") hereby agree to vote their shares of Common Stock, and the Company will cause any future purchaser of 5% or more of the Common Stock of the Company to vote such shares of Common Stock, in favor of the directors nominated by such Joint Stockholders at any meeting of stockholders or pursuant to any written consent in which the election of directors is submitted to the vote of the Company's stockholders (and to remove directors as necessary to create vacancies therefor). The Company shall take all steps necessary to cause a meeting of the Company's stockholders for the purpose of effecting the foregoing. The obligations of the Partnership and the Management Stockholders under this Section 5(b) shall terminate upon the earlier of (i) the redemption of each such Stockholder's Registrable Securities or (ii) the registration of each such Joint Stockholder's Registrable Securities. Upon the termination of all the Joint Stockholder's rights set forth in this subsection (b), all members of the Board of Directors of the Company who were nominated and elected pursuant to the provisions of this subsection (b) shall, immediately resign from the Board of Directors and the Company may remove any such directors. The remaining members of the Board of Directors of the Company are hereby authorized to fill any vacancies created as a result of any such resignation or removal.

               (c) For purposes of this Section 5, any Stockholder's Registrable Securities shall be deemed to be so registered if such Stockholder elects not to include his Registrable Securities in any registration statement in which such Registrable Securities are eligible to be included pursuant to this Agreement.

               (d) If Available Funds are insufficient to allow the Company to repurchase all such Registrable Securities, each of the Management Stockholders, the former partners of the Exigent Partners, L.P. and the Investors shall perform such acts, execute such instruments, and vote his or its shares in such manner as may be necessary to increase such surplus to an amount sufficient to authorize such purchase, including but not limited to the following: (i) a recapitalization of the Company so as to reduce its stated capital and increase its surplus and (ii) a reappraisal of the Company's assets (including goodwill, if any) to reflect the market value of such assets, in the event such value exceeds the book value thereof.

               (e) The rights of the Joint Stockholders pursuant to this Section 5 shall be in addition to all other rights and remedies that such Joint Stockholders may have hereunder or at law or otherwise.

     5.   Modification:  Waivers.  This Agreement may be modified or amended
          ----------------------
only with the written consent of the Company and the holders of a majority of the Registrable Securities. No party shall be released from its obligations hereunder without the written consent of the Company and the holders of at least a majority of the Registrable Securities. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term but any such waiver shall be effective only if in a writing signed by the party against which such waiver is to be asserted. Except as otherwise specifically provided herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

     6.   Entire Agreement.  This Agreement represents the entire understanding
          ----------------
and agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the par-ties with respect to the subject matter hereof.

     7.   Severability.  If any provision of this Agreement, or the application
          ------------
of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement or the application of such provision to other Persons or circumstances, to the extent permitted by law, shall not be affected thereby; provided, that the parties shall negotiate in good faith with respect to an equitable modification of the provision or application thereof held to be invalid.

     8.   Notices.
          -------

               (a) Any notice or communication to any party hereto shall be duly given if in writing and delivered in person, receipt requested, or courier guaranteeing next day delivery, or facsimile (with written confirmation of receipt) to such other party's address or facsimile number facsimile set forth below.

          If to EXIGENT DIAGNOSTICS, INC. or a MANAGEMENT STOCKHOLDER:

               6100 Bristol Parkway
               Culver City, CA 90230
               Attention:  W. Vickery Stoughton
               Facsimile:  310-338-6789

               with a copy to:

               James D. Epstein, Esquire
               Pepper Hamilton LLP
               3000 Two Logan Square
               Philadelphia, PA 19103-2799
               Facsimile:  215-981-4750

               If to the Partnership:

               c/o Spencer Trask Securities Incorporated
               535 Madison Avenue - 18th Floor
               New York, New York 10022
               Attention:  Mr. Kevin Kimberlin
               Facsimile:  212-751-3483

               with a copy to:

               John D. Vaughan, Esquire
               Hertzog, Calamari & Gleason
               100 Park Avenue
               New York, New York 10017
               Facsimile:  212-213-1199

          If to a Stockholder, to such address set forth on the Stockholder's signature page hereto, or if to an assignee or successor of a Stockholder, to such address appearing in the records of the Company.

               (b) All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered or telecopied (with written confirmation of receipt); and the next business day after timely delivery to the courier, if sent by courier guaranteeing next day delivery.

     9.   Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and shall be binding upon the Company and the Joint Stockholders and their respective successors and permitted assigns. Each Stockholder may assign its rights under this Agreement to any Person to whom the Stockholder transfers any of the Registrable Securities or any interest therein without the necessity of obtaining any consent to such assignment, provided that such Person becomes a party to that certain stockholders agreement, by and among the Company, the Joint Stockholders and certain other holders of the Common Stock. In the event that a Stockholder assigns its rights to a holder or holders of only a portion of the Registrable Securities, then all references to the Stockholder herein shall also be deemed to refer to such other holder or holders, but in such event the Stockholder shall have the sole right to make all decisions by and give notices for such holder or holders under this Agreement; provided, that if the Stockholder no longer owns any Registrable Securities, then all decisions and notices hereunder shall be made by the holders of not less than a majority of the Registrable Securities outstanding and all other holders of Registrable Securities shall be bound by any such decision.

     10.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which for all purposes shall be deemed to be an original and all of which together shall constitute the same agreement.

     11.  Headings.  The Section headings in this Agreement are for convenience
          --------
of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     12.  Construction.  This Agreement shall be governed, construed and
          ------------
enforced in accordance with the laws of the State of New York without regard to its principles of conflict of laws.

     13.  No Inconsistent Agreements.  The Company has not previously, and shall
          --------------------------
not hereafter, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Joint Stockholders in this Agreement.

     14.  Recapitalization, Etc.  In the event that any capital stock or other
          ----------------------
securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the shares of Registrable Securities or any other similar change in the Company's capital structure, appropriate adjustments shall be made in this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

     15.  Specific Performance.  The parties hereto agree that the Registrable
          --------------------
Securities of the Company cannot be purchased or sold in the open market and that, for these reasons, among others, the holder or holders of the Registrable Securities will be irreparably damaged in the event that this Agreement is not specifically enforceable. The rights granted in this Section 16 shall be cumulative and not exclusive, and shall be in addition to any and all other rights which the parties hereto may have hereunder, at law or in equity. The Company and the Joint Stockholders consent to the jurisdiction of the federal courts in the City of New York in any suit, action or proceeding brought pursuant to this Section 16, waives any objection it may have to the laying of venue in any such suit, action or proceeding in any of such court, and agrees that service of any court paper may be made in such manner as may be provided under applicable laws or court rules governing service of process.

     16.  Term.  This Agreement shall continue in full force and effect with
          ----
respect to any Stockholder for nine (9) years from the Final Closing (as defined in the Memorandum), or the first date on which the such Stockholder and their affiliates may sell all of the Securities held by them in a ninety (90) day period pursuant to Rule 144 under the Securities Act.

     17.  Appointment of Agent.  In connection with any Initial Public Offering,
          --------------------
the holders of Registrable Securities appoint the Placement Agent to act as their agent and attorney-in-fact to negotiate with the Company and the underwriters for the Initial Public Offering the terms and conditions of the holdback agreements of the holders of Registrable Securities as they relate to the Initial Public Offering (including, but not limited to, the length of the Holdback Period, and the other rights of such holders of Registrable Securities to sell their Registrable Securities), and to execute and deliver any and all documents, and to take any and all actions, in the name and on behalf of the holders of Registrable Securities, as may be necessary or appropriate, in the judgment of the Placement Agent, to confirm any agreements reached relating to the subject matter described in this Section 17.

     18.  Termination of Prior Registration Agreement.  The execution and
          -------------------------------------------
delivery of this Agreement shall automatically terminate the Prior Agreement which, thereupon, shall no longer be in force or effect and no party thereto shall have any rights or obligations thereunder; provided that with respect to those stockholders which purchased shares of Common Stock in the Prior Offering and which have not consented to the amendment of the Prior Agreement, the
termination of the Prior Agreement shall be null and void.   As a result of the
termination of the

Prior Agreement, the registration rights of the Joint Stockholders shall be governed exclusively by the terms and conditions of this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first above written and delivered by their respective duly authorized officers.

                              EXIGENT DIAGNOSTICS, INC.



                              By: /s/ Vickery Stoughton
                                 --------------------------------
                                    W. Vickery Stoughton
                                    Chairman and Chief Executive Officer

                              As to Section 5 only:

                               /s/ Kevin Kimberlin
                              -----------------------------------
                                    Kevin Kimberlin


                               /s/ Vickery Stoughton
                              -----------------------------------
                              W. Vickery Stoughton


                               /s/ Thomas Grove
                              -----------------------------------
                              Thomas H. Grove

                              As to Section 18 only:

                              On behalf of the Stockholders under the Prior Agreement

                              By:   Spencer Trask Securities Incorporated
                                    Attorney-in-Fact


                                    By: /s/ William Dioguardi
                                        -------------------------
                                         William P. Dioguardi

                           STOCKHOLDER SIGNATURE PAGE
                        TO REGISTRATION RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the undersigned has executed this Agreement as of _________ __, 1998.

If the Holder is an INDIVIDUAL:

______________________________
Print Name

______________________________
Signature

______________________________
______________________________
Print Address


If the Holder is a PARTNERSHIP,
CORPORATION or a TRUST:

______________________________
Name of Partnership, Corporation or Trust

By:___________________________
     Signature
     Print Name:______________
     Print Title:_____________

______________________________
______________________________
Print Address

Accepted and agreed to this
____ day of _______________, 199_


EXIGENT DIAGNOSTICS, INC.

By:___________________________
     W. Vickery Stoughton
     Chairman & CEO